UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 15, 2015

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Affiliated Managers Group, Inc. (the “Company”) was held on June 15, 2015.  At that meeting, the stockholders considered and acted upon the following proposals:

1.  The Election of Directors.  The stockholders elected the following individuals to serve as directors until the 2016 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.  Each nominee was approved by the stockholders by the affirmative vote of at least 98% of the votes cast.  The table below sets forth the voting results for each director:

	Votes For	Votes Against	Abstentions
Samuel T. Byrne	47,032,017	442,279	46,424
Dwight D. Churchill	46,866,888	607,410	46,422
Glenn Earle	47,383,180	90,893	46,647
Niall Ferguson	47,323,778	150,555	46,387
Sean M. Healey	46,552,973	867,102	100,645
Tracy P. Palandjian	46,867,783	606,618	46,319
Patrick T. Ryan	46,916,104	503,894	100,722
Jide J. Zeitlin	47,463,100	11,121	46,499

2.   Non-Binding Advisory Vote on Executive Compensation.  The stockholders voted to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers by the affirmative vote of approximately 97% of the votes cast.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
46,121,537	1,327,554	71,629

3.   Re-approve the Material Terms of the Performance Measures Included in the Company’s Executive Incentive Plan. The stockholders voted to re-approve the material terms of the performance measures included in the Company’s Executive Incentive Plan, as amended and restated, for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.  The proposal was approved by the stockholders by the affirmative vote of approximately 98% of the votes cast.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
46,403,213	1,048,505	69,002

4.  The Ratification of the Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year.  The stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.  The proposal was approved by the stockholders by the affirmative vote of approximately 92% of the votes cast.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
45,460,187	4,218,671	52,758

In addition, in the case of proposals one, two and three, the number of broker non-votes was 2,210,896.  There were no broker non-votes on proposal four.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: June 16, 2015
	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	Executive Vice President, General Counsel and Secretary